Exhibit 99.2

LXP INDUSTRIAL TRUST

16811

QUARTERLY SUPPLEMENTAL INFORMATION

FIRST QUARTER 2023

QUARTERLY SUPPLEMENTAL INFORMATION FIRST QUARTER 2023

TABLE OF CONTENTS March 31, 2023

	PAGE		PAGE

SUMMARY / HIGHLIGHTS	3	TENANT DATA
		TOP 15 TENANTS	17
FINANCIAL DATA		QUARTERLY LEASING SUMMARY	18
CONSOLIDATED BALANCE SHEETS	4	LEASE ROLLOVER SCHEDULE	19
CONSOLIDATED STATEMENTS OF OPERATIONS	5	PROPERTY LEASES AND VACANCIES	20
NON-GAAP FINANCIAL DATA	6
SELECT CREDIT METRICS SUMMARY	10	DEBT
OTHER FINANCIAL DATA	11	MORTGAGES AND NOTES PAYABLE	29
		DEBT MATURITY SCHEDULE	31
CAPITAL DEPLOYMENT / RECYCLING		DEBT COVENANTS	32
QUARTERLY INVESTMENTS / CAPITAL RECYCLING	12
DEVELOPMENT SUMMARY	13	COMPONENTS OF NET ASSET VALUE	33
CAPITAL EXPENDITURES AND LEASING COSTS	14
		NON-GAAP MEASURES DEFINITIONS	34
PORTFOLIO DATA
SAME STORE DATA	15	APPENDIX - OTHER PORTFOLIO	38
INDUSTRIAL PORTFOLIO INFORMATION	16
		INVESTOR INFORMATION	39

This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of LXP Industrial Trust (“LXP”), which may cause actual results, performance or achievements of LXP and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) national, regional and local economic and political climates, (2) the outbreak of highly infectious or contagious diseases, (3) the authorization by LXP’s Board of Trustees of future dividend declarations, (4) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (5) the failure to continue to qualify as a real estate investment trust, (6) changes in general business and economic conditions, including the impact of any legislation, (7) competition, (8) inflation, increases in real estate construction costs and construction schedule delays, (9) changes in financial markets and interest rates, (10) changes in accessibility of debt and equity capital markets, (11) future impairment charges, and (12) risks related to our investments in our non-consolidated joint ventures. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP’s expectations will be realized.

See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

SUMMARY / HIGHLIGHTS March 31, 2023

LXP is a real estate investment trust (“REIT”) focused on single-tenant industrial real estate investments. LXP has been a publicly traded REIT since 1993 (NYSE: LXP). LXP’s investment strategy is focused on the acquisition and development of high quality and well-located industrial warehouse and distribution facilities.

Quarterly Highlights	Portfolio Statistics

- Net Income - $0.03 per diluted common share	# of Properties:	116

- Adjusted Company FFO - $0.17 per diluted common share	# of States:	20

- Completed 2.3 million square feet of lease extensions, raising industrial Base and Cash Base Rents by 45.0% and 28.5%, respectively	Square Footage:	54.2 million

- Industrial Same-Store NOI increased 5.0% quarter to date 2023 compared to 2022	Ongoing Development Projects:	6

- Completed and placed into service a warehouse/distribution facility containing 0.4 million square feet in the Phoenix, Arizona market, subject to a 10-year lease	Portfolio % Leased:	99.5%

- Completed construction of two warehouse/distribution facilities containing 2.1 million square feet in the Central Florida and Indianapolis, Indiana markets	# of Leases:	139

- Invested an aggregate of $34.6 million in development activities, including $31.0 million in six ongoing development projects	Weighted-Average Lease Term (ABR):	6.1 years

- Disposed of one property for a gross sales price of $27.9 million	Weighted-Average Age:	9.6 years

- Net Debt to Adjusted EBITDA ratio was 6.3x at quarter end	Developable Land:(1)	537 acres

Footnote

(1)       Includes consolidated and non-consolidated developable land.

CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data)

	March 31, 2023	December 31, 2022

Assets:
Real estate, at cost	$3,732,558	$3,691,066
Real estate - intangible assets	328,607	328,607
Land held for development	84,507	84,412
Investments in real estate under construction	349,827	361,924
Real estate, gross	4,495,499	4,466,009
Less: accumulated depreciation and amortization	845,338	800,470
Real estate, net	3,650,161	3,665,539
Assets held for sale	44,286	66,434
Right-of-use assets, net	22,967	23,986
Cash and cash equivalents	42,923	54,390
Restricted cash	120	116
Investments in non-consolidated entities	52,571	58,206
Deferred expenses, net	25,485	25,207
Investment in a sales-type lease, net	61,680	61,233
Rent receivable - current	4,141	3,030
Rent receivable - deferred	74,394	71,392
Other assets	26,353	24,314
Total assets	$4,005,081	$4,053,847

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$69,288	$72,103
Term loan payable, net	299,084	298,959
Senior notes payable, net	989,636	989,295
Trust preferred securities, net	127,719	127,694
Dividends payable	38,164	38,416
Liabilities held for sale	1,889	1,150
Operating lease liabilities	23,985	25,118
Accounts payable and other liabilities	57,170	74,261
Accrued interest payable	10,431	9,181
Deferred revenue - including below market leases, net	10,959	11,452
Prepaid rent	15,994	15,215
Total liabilities	1,644,319	1,662,844

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 292,557,721 and 291,719,310 shares issued and outstanding in 2023 and 2022, respectively	29	29
Additional paid-in-capital	3,320,185	3,320,087
Accumulated distributions in excess of net income	(1,105,875)	(1,079,087)
Accumulated other comprehensive income	14,169	17,689
Total shareholders’ equity	2,322,524	2,352,734
Noncontrolling interests	38,238	38,269
Total equity	2,360,762	2,391,003
Total liabilities and equity	$4,005,081	$4,053,847

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data)

	Three months ending March 31,
	2023	2022

Gross revenues:
Rental revenue	$83,417	$78,536
Other revenue	1,658	1,742
Total gross revenues	85,075	80,278
Expenses applicable to revenues:
Depreciation and amortization	(45,741)	(44,506)
Property operating	(15,243)	(14,616)
General and administrative	(9,242)	(10,737)
Non-operating income	194	32
Interest and amortization expense	(11,393)	(10,682)
Impairment charges	(3,523)	—
Change in allowance for credit loss	(79)	—
Gains on sales of properties	7,879	255
Income before provision for income taxes and equity in earnings of non-consolidated entities	7,927	24
Provision for income taxes	(216)	(417)
Equity in earnings of non-consolidated entities	3,604	11,301
Net income	11,315	10,908
Less net income attributable to noncontrolling interests	(149)	(286)
Net income attributable to LXP Industrial Trust shareholders	11,166	10,622
Dividends attributable to preferred shares - Series C	(1,572)	(1,572)
Allocation to participating securities	(72)	(61)
Net income attributable to common shareholders	$9,522	$8,989

Net income attributable to common shareholders - per common share basic	$0.03	$0.03
Weighted-average common shares outstanding - basic	290,080,508	283,640,465

Net income attributable to common shareholders - per common share diluted	$0.03	$0.03
Weighted-average common shares outstanding - diluted	291,040,466	289,067,778

NON-GAAP FINANCIAL DATA (Unaudited and in thousands, except share and per share data)

	Three months ending March 31,
	2023	2022
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income attributable to common shareholders	$9,522	$8,989
Adjustments:
Depreciation and amortization	44,860	43,850
Impairment charges - real estate	3,523	—
Noncontrolling interest - OP units	3	89
Amortization of leasing commissions	881	656
Joint venture and noncontrolling interest adjustment	2,400	3,150
Gain on sales of properties, including our share of non-consolidated entities	(12,654)	(11,526)
FFO available to common shareholders and unitholders - basic	48,535	45,208
Preferred dividends	1,572	1,572
Amount allocated to participating securities	72	61
FFO available to common equityholders and unitholders - diluted	50,179	46,841
Allowance for credit losses	79	—
Transaction costs(1)	4	89
Debt satisfaction losses, net, including our share of non-consolidated entities	—	—
Other non-recurring costs(2)	—	1,181
Noncontrolling interest adjustments	(4)	—
Adjusted Company FFO available to all equityholders and unitholders - diluted	$50,258	$48,111

Per Common Share and Unit Amounts:
Basic:
FFO	$0.17	$0.16

Diluted:
FFO	$0.17	$0.16
Adjusted Company FFO	$0.17	$0.16

Weighted-Average Common Shares:
Basic:
Weighted-average common shares outstanding - basic EPS	290,080,508	283,640,465
Operating partnership units (3)	832,087	871,037
Weighted-average common shares outstanding - basic FFO	290,912,595	284,511,502

Diluted:
Weighted-average common shares outstanding - diluted EPS	291,040,466	289,067,778
Operating partnership units (3)	—	871,037
Unvested share-based payments awards	—	59,384
Preferred shares - Series C	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	295,751,036	294,708,769

(1) Includes costs related to entering into a sales-type lease and other investment costs.

(2) Includes strategic alternatives and costs related to shareholder activism.

(3) Includes OP units other than OP units held by us.

NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands)

	Three months ending March 31,
	2023	2022

Adjusted Company FFO available to all equityholders and unitholders - diluted	$50,258	$48,111

FUNDS AVAILABLE FOR DISTRIBUTION
Adjustments:
Straight-line adjustments	(3,087)	(3,502)
Lease incentives	96	134
Amortization of above/below market leases	(449)	(480)
Sales-type lease non-cash income	(526)	—
Non-cash interest	819	819
Non-cash charges, net	2,247	2,098
Capitalized interest and internal costs	(2,232)	(1,166)
Second generation tenant improvements	(162)	(4,232)
Second generation lease costs	(162)	(141)
Joint venture and non-controlling interests adjustment	(70)	(349)
Company Funds Available for Distribution	$46,732	$41,292

NON-GAAP FINANCIAL DATA (CONTINUED) ($000)

Net Operating Income (“NOI”):	Three months ending March 31,
	2023	2022
Net income	$11,315	$10,908

Interest and amortization expense	11,393	10,682
Provision for income taxes	216	417
Depreciation and amortization	45,741	44,506
General and administrative	9,242	10,737
Transaction costs	4	89
Non-operating/advisory fee income	(1,402)	(1,483)
Gains on sales of properties	(7,879)	(255)
Impairment charges	3,523	—
Equity in earnings of non-consolidated entities	(3,604)	(11,301)
Straight-line adjustments	(3,087)	(3,502)
Lease incentives	96	134
Amortization of above/below market leases	(449)	(480)
Sales-type lease adjustments	(447)	—
NOI	64,662	60,452

Less NOI:
Acquisitions, development and dispositions	(4,825)	(3,494)
Same-Store NOI	$59,837	$56,958

NON-GAAP FINANCIAL DATA (CONTINUED) ($000)

Adjusted EBITDA:
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	Trailing 12 Months
Net income attributable to
LXP Industrial Trust shareholders	$11,166	$38,473	$23,390	$41,298	$114,327
Interest and amortization expense	11,393	12,659	11,255	10,821	46,128
Provision for income taxes	216	151	271	263	901
Depreciation and amortization	45,741	45,922	44,946	45,193	181,802
Straight-line adjustments	(3,087)	(2,519)	(2,078)	(3,313)	(10,997)
Sales-type lease non-cash income	(526)	(342)	—	—	(868)
Lease incentives	96	127	128	129	480
Amortization of above/below market leases	(449)	(449)	(455)	(481)	(1,834)
Gains on sales of properties	(7,879)	(6,143)	(24,841)	(27,855)	(66,718)
Impairment charges	3,523	580	628	1,829	6,560
Debt satisfaction losses, net	—	—	119	—	119
Selling profit from sales-type leases	—	(37,745)	—	(9,314)	(47,059)
Sales-type lease adjustments	83	4,212	13	(13)	4,295
Non-cash charges, net	2,247	1,846	1,941	1,598	7,632
Non-recurring strategic alternatives and activism costs	—	—	639	753	1,392

Pro-rata share adjustments:
Non-consolidated entities adjustment	(566)	2,983	5,012	(1,487)	5,942
Noncontrolling interests adjustment	(46)	1,480	(1)	35	1,468

Adjusted EBITDA	$61,912	$61,235	$60,967	$59,456	$243,570

SELECT CREDIT METRICS SUMMARY (1)

	12/31/2020	12/31/2021	12/31/2022	3/31/2023
Adjusted Company FFO Payout Ratio	55.6%	56.7%	72.4%	73.6%

Unencumbered Assets	$3.8 billion	$4.2 billion	$4.5 billion	$4.5 billion

Unencumbered NOI	89.3%	92.6%	93.4%	93.8%

(Debt + Preferred) / Gross Assets	32.5%	33.4%	32.1%	32.4%

Debt/Gross Assets	30.4%	31.4%	30.1%	30.5%

Secured Debt / Gross Assets	3.1%	1.7%	1.5%	1.4%

Unsecured Debt / Unencumbered Assets	32.1%	33.5%	31.3%	31.7%

Net Debt / Adjusted EBITDA (2)	4.8x	5.5x	6.4x	6.3x

(Net Debt + Preferred) / Adjusted EBITDA (2)	5.1x	5.8x	6.9x	6.7x

Credit Facilities Availability (3)	$600.0 million	$600.0 million	$600.0 million	$600.0 million

Footnotes
(1)	LXP believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.
(2)	Includes prorata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months.
(3)	Subject to covenant compliance.

OTHER FINANCIAL DATA 3/31/2023 ($000)

Rent Estimates for Current Assets

Year	Base Rent (1)	Cash Base Rent (1)	Difference
2023 - remaining	$210,067	$201,743	$(8,324)
2024	257,341	253,363	(3,978)

Balance Sheet

Other assets	$26,353
The components of other assets are:
Deposits	$2,575
Equipment	275
Prepaids	6,757
Other receivables	728
Deferred lease incentives	2,864
Derivative asset	13,128
Deferred asset	26

Accounts payable and other liabilities	$57,170
The components of accounts payable and other liabilities are:
Accounts payable and accrued expenses	$14,835
Development, CIP and other accruals	34,924
Taxes	611
Deferred lease costs	2,938
Deposits	3,784
Transaction costs	78

Footnote
(1)	Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 3/31/2023, and (iii) no properties are sold or acquired after 3/31/2023.

QUARTERLY INVESTMENTS / CAPITAL RECYCLING SUMMARY 3/31/2023

STABILIZED DEVELOPMENT

	Property Type	Market		Square Feet	Initial Cost Basis ($000)	Month Stabilized	Primary Lease Expiration	Percent Leased at Completion
Consolidated
1	Industrial (1)	Phoenix	AZ	392,278	$37,118	March	08/2033	100%

1	TOTAL STABILIZED DEVELOPMENT			392,278	$37,118

CAPITAL RECYCLING

	Location		Property Type	Gross Disposition Price ($000)	Annualized Net Income ($000) (2)	Annualized NOI ($000)(2)	Month of Disposition	% Leased	Gross Disposition Price PSF
Consolidated
1	Detroit	MI	Industrial	$27,910	$1,216	$2,203	March	100%	$146.93
1	TOTAL CONSOLIDATED PROPERTY DISPOSITIONS			$27,910	$1,216	$2,203

Non - Consolidated (3)
1	Katy	TX	Other	$82,000	$1,113	$6,506	January	100%	$299.27
1	TOTAL NON-CONSOLIDATED PROPERTY DISPOSITIONS			$82,000	$1,113	$6,506

Footnotes
(1)	Substantially completed and placed into service development project. LXP owns 93%. Initial cost basis excludes $1.9 million of lease commissions and certain remaining costs, including developer partner promote, if any.
(2)	Generally, quarterly period prior to sale annualized.
(3)	LXP owns 25%. The joint venture satisfied $48.9 million of non-recourse debt in connection with the sale.

DEVELOPMENT SUMMARY 3/31/2023

ONGOING:

Project (% owned)		# of Buildings	Market	Estimated Sq. Ft.	Estimated Project Project Cost ($000)(1)	GAAP Investment Balance as of 3/31/2023 ($000)	LXP Amount Funded as of 3/31/2023 ($000)(2)	Actual/Estimated Building Completion Date	% Leased as of 3/31/2023
Consolidated
1	The Cubes at Etna East (95%)(3)	1	Columbus, OH	1,074,840	$72,850	$61,240	$59,888	3Q 2022	(4)
2	Ocala (80%)(3)	1	Central Florida	1,085,280	83,100	76,529	66,593	1Q 2023	0%
3	Mt. Comfort (80%)(3)	1	Indianapolis, IN	1,053,360	65,500	61,614	52,119	1Q 2023	0%
4	South Shore (100%)	2	Central Florida	270,885	41,200	31,844	26,277	2Q 2023	0%
5	Smith Farms (90%) (5)	2	Greenville/Spartanburg, SC	1,396,772	101,550	85,290	72,690	2Q 2023	0%
6	Cotton 303 (93%)(6)	1	Phoenix, AZ	488,400	44,100	33,310	31,458	3Q 2023	0%
6	Total Consolidated Development Projects	8		5,369,537	$408,300	$349,827	$309,025

LAND HELD FOR INDUSTRIAL DEVELOPMENT:

Project (% owned)		Market	Approx. Developable Acres	GAAP Investment Balance as of 3/31/2023 ($000)	LXP Amount Funded as of 3/31/2023 ($000)(2)
Consolidated
1	Reems & Olive (95.5%)	Phoenix, AZ	320	$77,473	$74,109
2	Mt. Comfort Phase II (80%)	Indianapolis, IN	116	5,303	4,250
3	ATL Fairburn (100%)	Atlanta, GA	14	1,731	1,736
3	Total Consolidated Land Projects		450	$84,507	$80,095

Project (% owned)		# of Buildings	Market	Approx. Developable Acres	GAAP Investment Balance as of 3/31/2023 ($000)	LXP Amount Funded as of 3/31/2023 ($000)(2)
Non - Consolidated
1	ETNA Park 70 (90%)	TBD	Columbus, OH	66	$13,348	$14,009
2	ETNA Park 70 East (90%)	TBD	Columbus, OH	21	2,135	2,405
2	Total Non-Consolidated Land Projects			87	$15,483	$16,414

Footnotes
(1)	Estimated project cost includes estimated tenant improvements and lease costs and excludes potential developer partner promote, if any.
(2)	Excludes noncontrolling interests’ share.
(3)	Base building achieved substantial completion. Property not in service as of March 31, 2023.
(4)	Subsequent to quarter end, the property was fully leased subject to a 10-year lease with initial annualized rent of approximately $5.2 million with 3.5% annual escalations.
(5)	Subsequent to quarter end, the base building comprised of 1,091,888 square feet was substantially completed.
(6)	Originally a two building project. In March 2023, substantially completed and placed in service a 392,278 square foot facility subject to a 10-year lease. Remaining project ongoing.

CAPITAL EXPENDITURES AND LEASING COSTS (1) 3/31/2023 ($000)

	Three months ending March 31,
	2023	2022
First Generation Costs
Tenant Improvements	$1,271	$1
Leasing Costs	300	395
Base Building	443	722
Total First Generation Costs	$2,014	$1,118

Second Generation Costs
Tenant Improvements
Industrial	$162	$4,226
Other	—	6
Total Second Generation Tenant Improvements	$162	$4,232
Leasing Costs
Industrial	$162	$18
Other	—	123
Total Second Generation Leasing Costs	$162	$141
Building Improvements
Industrial	$1,645	$1,015
Other	—	—
Total Second Generation Building Improvements	$1,645	$1,015

Total Second Generation Costs	$1,969	$5,388

Total Capital Expenditures and Leasing Costs	$3,983	$6,506

Footnote

(1)	Consolidated costs on a cash basis. Amounts exclude capitalized interest and internal costs, if any. Leasing costs includes payments for lease incentives, if any.

SAME STORE DATA 3/31/2023 ($000)

Same-Store NOI			Same-Store NOI by Components

	Consolidated		Industrial		Other
	Three months ended March 31,		Three months ended March 31,		Three months ended March 31,
	2023	2022	2023	2022	2023	2022
Total Cash Base Rent	$60,456	$57,902	$55,056	$52,639	$5,400	$5,263
Tenant Reimbursements	12,698	11,506	11,176	10,151	1,522	1,355
Property Operating Expenses	(13,317)	(12,450)	(11,607)	(10,756)	(1,710)	(1,694)
Same-Store NOI	$59,837	$56,958	$54,625	$52,034	$5,212	$4,924

Change in Same-Store NOI	5.1%		5.0%		5.8%

Same-Store Statistics			Same-Store Statistics by Components

	Consolidated		Industrial		Other

	As of 3/31/2023	As of 3/31/2022	As of 3/31/2023	As of 3/31/2022	As of 3/31/2023	As of 3/31/2022

Same-Store # of Properties	104	104	97	97	7	7

Same-Store Percent Leased(1)	99.8%	99.8%	99.8%	99.8%	99.4%	100.0%

Footnotes

(1)	At 3/31/2023.

INDUSTRIAL PORTFOLIO INFORMATION 3/31/2023

Markets (1)	ABR % as of 3/31/2023
Phoenix, AZ	12.3%
Greenville/Spartanburg, SC	9.5%
Atlanta, GA	8.6%
Memphis, TN	7.9%
Houston, TX	5.9%
Cincinnati/Dayton, OH	5.6%
Indianapolis, IN	5.6%
Dallas/Ft. Worth, TX	5.4%
Nashville, TN	3.7%
Chicago, IL	3.5%
Central Florida	3.3%
Columbus, OH	3.0%
Savannah, GA	2.7%
Jackson, MS	2.6%
St. Louis, MO	2.3%
DC/Baltimore, MD	2.3%
Charlotte, NC	2.2%
New York/New Jersey	2.1%
Cleveland, OH	2.0%
Champaign-Urbana, IL	1.6%
Total Industrial Portfolio Concentration (2)	92.1%
Industries	ABR % as of 3/31/2023
Consumer Products	23.2%
Transportation/Logistics	20.1%
E-Commerce	14.8%
Automotive	12.0%
Construction/Materials	10.5%
Food	9.6%
Apparel	2.3%
Technology	2.2%
Retail Department	2.1%
Specialty	1.8%
Other	1.4%
Total Industrial Portfolio Concentration (2)	100.0%

Additional Information
# of Properties	109
Square Feet	52,746,815
% Investment Grade (3)	49.1%
% of ABR(4)	92.0%
% Leased	99.5%
Weighted-Average Age (Years)(5)	9.0
Weighted-Average ABR per SF(6)	$4.49
Weighted-Average Lease Term (Years)(7)	6.5
% with Fixed Escalation(8)	98.0%
Average Annual Rent Escalation(8)	2.6%
Average Building Size (SF)	492,961
Average Clear Height (Feet)(9)	33.0
% Top 25 Markets(10)	76.9%
% Top 50 Markets(10)	91.9%
Mortgage Debt ($000)	$64,793

Footnotes

(1)	Based on CoStar.com inventory data.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Percent of ABR. Credit ratings based upon either tenant, guarantor or parent/ultimate parent.
(4)	Based on ABR for consolidated properties owned.
(5)	Weighting based on square footage, excluding land parcels.
(6)	Excludes land assets and all vacant square footage.
(7)	Weighting based on ABR.
(8)	Based on ABR for single-tenant leases owned (properties 50% leased to a single tenant).
Average Annual Rent Escalation based on next rent step percentages. Excludes escalating leases in last year after last escalation.
(9)	Based on internal and external sources.
(10)	Percent of ABR based upon CoStar.com inventory data.

TOP 15 TENANTS 3/31/2023

Tenants (1)	Property Type	Lease Expirations	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)(3)	ABR as of 3/31/2023 ($000)	ABR % as of 3/31/2023 ($000) (2)(4)
Amazon	Industrial	2026-2033	6	3,864,731	7.2%	$18,265	6.7%
Nissan	Industrial	2027	2	2,971,000	5.5%	13,003	4.8%
Kellogg	Industrial	2027-2029	3	2,801,916	5.2%	9,575	3.5%
Wal-Mart	Industrial	2024-2031	3	2,351,917	4.4%	8,773	3.2%
GXO Logistics	Industrial	2024-2028	3	1,697,475	3.1%	7,401	2.7%
Xerox	Office	2023	1	202,000	0.4%	7,070	2.6%
Watco	Industrial	2038	1	132,449	0.2%	6,318	2.3%
Morgan Lewis (5)	Office	2024	1	289,432	0.5%	5,776	2.1%
Fedex	Industrial	2028	2	292,021	0.5%	5,742	2.1%
Mars Wrigley	Industrial	2025	1	604,852	1.1%	5,396	2.0%
Undisclosed (6)	Industrial	2034	1	1,318,680	2.4%	5,315	2.0%
Aligned Data Centers (7)	Industrial	2042	1	—	0.0%	5,228	1.9%
Owens Corning	Industrial	2025-2027	3	863,242	1.6%	5,130	1.9%
Olam	Industrial	2024 & 2037	2	1,196,614	2.2%	4,993	1.8%
Georgia-Pacific	Industrial	2028 & 2031	2	1,283,102	2.4%	4,989	1.8%

			32	19,869,431	36.9%	$112,974	41.7%

Footnotes

(1)	Tenant, guarantor or parent.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Excludes vacant square feet.
(4)	Based on ABR for consolidated properties owned.
(5)	Includes parking operations.
(6)	Lease restricts certain disclosures.
(7)	Industrial development leased land, which is included in industrial portfolio.

QUARTERLY LEASING SUMMARY 3/31/2023

SECOND GENERATION

	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(1)	Prior Base Rent Per Annum ($000)(2)	New Cash Base Rent Per Annum ($000)(1)	Prior Cash Base Rent Per Annum ($000)(2)
	LEASE EXTENSIONS
	Industrial
1	Lebanon	IN	01/2024	01/2029	741,880	$2,662	$2,281	$2,634	$2,582
2	McDonough	GA	10/2023	10/2030	676,000	3,819	2,031	3,515	2,125
3	Cleveland	TN	03/2024	03/2031	851,370	3,626	2,658	3,491	2,793

3	TOTAL EXTENDED LEASES - INDUSTRIAL - SECOND GENERATION				2,269,250	$10,107	$6,970	$9,640	$7,500

Footnotes

(1)	Assumes 12 months rent from the later of 4/1/2023 or lease commencement/extension, excluding free rent periods as applicable.
(2)	Rent from prior tenants for square feet leased.

LEASE ROLLOVER SCHEDULE - INDUSTRIAL 3/31/2023 ($000)

Year	Number of Leases Expiring	ABR as of 3/31/2023	Percent of ABR as of 3/31/2023	Percent of ABR as of 3/31/2022
2023 - remaining	1	$1,294	0.5%	3.1%
2024	19	21,089	8.5%	11.3%
2025	13	17,828	7.2%	7.3%
2026	24	30,538	12.2%	11.0%
2027	14	35,651	14.3%	15.6%
2028	8	17,306	6.9%	6.1%
2029	11	25,695	10.3%	8.9%
2030	10	28,229	11.3%	10.6%
2031	12	21,874	8.8%	7.7%
2032	3	5,232	2.1%	4.7%
Thereafter	14	44,583	17.9%	13.2%

Total (1)	129	$249,319	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding.

PROPERTY LEASES AND VACANCIES - 3/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 3/31/2023 ($000)	Annualized Cash Base Rent (“ABR”) as of 3/31/2023 ($000)
INDUSTRIAL PROPERTIES
SINGLE TENANT
	WAREHOUSE/DISTRIBUTION
2023	8/31/2023	Houston, TX	10535 Red Bluff Rd.	Pasadena	TX	—	257,835	1,231	1,294
2024	1/31/2024	Greenville/Spartanburg, SC	70 Tyger River Dr.	Duncan	SC	—	408,000	2,001	2,076
		Memphis, TN	6495 Polk Ln.	Olive Branch	MS	—	118,211	495	515
	3/31/2024	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	—	53,240	264	298
		Columbus, OH	2155 Rohr Rd.	Lockbourne	OH	—	320,190	1,566	1,567
	4/30/2024	Memphis, TN	11555 Silo Dr.	Olive Branch	MS	—	927,742	2,855	2,993
		Nashville, TN	6050 Dana Way	Antioch	TN	—	11,238	146	146
	5/31/2024	Atlanta, GA	7225 Goodson Rd.	Union City	GA	—	370,000	1,442	1,476
	6/30/2024	Cincinnati/Dayton, OH	575-599 Gateway Blvd.	Monroe	OH	—	194,936	1,024	1,003
	7/31/2024	Greenville/Spartanburg, SC	5795 North Blackstock Rd.	Spartanburg	SC	—	341,660	1,672	1,688
		Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	—	75,320	370	370
	8/31/2024	Houston, TX	9701 New Decade Dr.	Pasadena	TX	—	102,863	530	551
		Atlanta, GA	41 Busch Dr.	Cartersville	GA	—	119,295	596	596
	9/30/2024	Memphis, TN	3820 Micro Dr.	Millington	TN	—	701,819	1,985	2,014
	10/31/2024	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	—	58,202	228	254
		Dallas/Ft. Worth, TX	17505 Interstate Hwy. 35W	Northlake	TX	—	500,556	2,269	2,293
	11/30/2024	DC/Baltimore, MD	150 Mercury Way	Winchester	VA	—	324,535	1,716	1,738
	12/31/2024	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	—	95,832	469	444
		Chicago, IL	3686 South Central Ave.	Rockford	IL	—	93,000	407	407
		Chicago, IL	749 Southrock Dr.	Rockford	IL	—	150,000	638	660
2025	3/31/2025	Atlanta, GA	95 International Pkwy.	Adairsville	GA	—	124,251	653	652
	4/30/2025	Houston, TX	10565 Red Bluff Rd.	Pasadena	TX	—	248,240	1,237	1,234

PROPERTY LEASES AND VACANCIES - 3/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 3/31/2023 ($000)	Annualized Cash Base Rent (“ABR”) as of 3/31/2023 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2025	5/31/2025	Atlanta, GA	7875 White Rd. SW	Austell	GA	—	604,852	5,323	5,396
	6/30/2025	Savannah, GA	1319 Dean Forest Rd.	Savannah	GA	—	355,527	1,818	1,819
	7/31/2025	Indianapolis, IN	5352 Performance Way	Whitestown	IN	—	380,000	1,278	1,315
		Cleveland, OH	7005 Cochran Rd.	Glenwillow	OH	—	458,000	2,061	2,164
	8/31/2025	Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	—	85,232	436	434
		Savannah, GA	1315 Dean Forest Rd.	Savannah	GA	—	88,503	525	540
	9/30/2025	Greenville/Spartanburg, SC	7870 Reidville Rd.	Greer	SC	—	396,073	1,666	1,691
		Atlanta, GA	95 International Pkwy.	Adairsville	GA	—	100,960	515	515
		Nashville, TN	6050 Dana Way	Antioch	TN	—	117,600	410	435
	12/31/2025	Phoenix, AZ	4445 N. 169th Ave.	Goodyear	AZ	—	160,140	1,007	1,028
		Minneapolis/St Paul, MN	1700 47th Ave. North	Minneapolis	MN	—	18,620	605	605
2026	1/31/2026	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	—	120,680	598	632
	2/28/2026	Central Florida	3102 Queen Palm Dr.	Tampa	FL	—	229,605	1,693	1,739
	3/31/2026	Central Florida	2455 Premier Row	Orlando	FL	—	205,016	786	508
		Lewisburg, TN	633 Garrett Pkwy.	Lewisburg	TN	—	310,000	1,287	1,314
	4/30/2026	Phoenix, AZ	16811 W. Commerce Dr.	Goodyear	AZ	—	540,349	2,444	2,398
	6/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	—	163,680	752	748
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	—	136,495	618	618
	7/31/2026	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	—	97,934	501	480
		Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	—	270,252	1,433	1,403
	8/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	—	149,415	821	816
	9/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	—	163,680	669	705
		St. Louis, MO	3931 Lakeview Corporate Dr.	Edwardsville	IL	—	769,500	2,696	2,735
		Nashville, TN	6050 Dana Way	Antioch	TN	—	67,200	394	393

PROPERTY LEASES AND VACANCIES - 3/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 3/31/2023 ($000)	Annualized Cash Base Rent (“ABR”) as of 3/31/2023 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2026	9/30/2026	Phoenix, AZ	9494 W. Buckeye Rd.	Tolleson	AZ	—	186,336	1,109	1,108
		Dallas/Ft. Worth, TX	3737 Duncanville Rd.	Dallas	TX	—	510,400	2,365	1,768
	10/31/2026	Greenville/Spartanburg, SC	235 Apple Valley Rd.	Duncan	SC	—	177,320	962	943
		Charlotte, NC	2203 Sherrill Dr.	Statesville	NC	—	639,800	2,796	2,768
		Cleveland, OH	10345 Philipp Pkwy.	Streetsboro	OH	—	649,250	2,883	2,890
	11/30/2026	Erwin, NY	736 Addison Rd.	Erwin	NY	—	408,000	1,549	1,556
		Philadelphia, PA	250 Rittenhouse Cir.	Bristol	PA	—	241,977	1,146	1,277
	12/31/2026	Houston, TX	4600 Underwood Rd.	Deer Park	TX	—	402,648	1,507	1,772
		Indianapolis, IN	180 Bob Glidden Blvd.	Whiteland	IN	—	179,530	787	801
		Indianapolis, IN	76 Bob Glidden Blvd.	Whiteland	IN	—	168,480	787	770
2027	1/31/2027	Kansas City, MO	27200 West 157th St.	New Century	KS	—	446,500	1,240	1,182
	2/28/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	—	68,420	388	402
		Jackson, MS	554 Nissan Pkwy.	Canton	MS	—	1,466,000	6,200	6,423
	3/31/2027	Greenville/Spartanburg, SC	417 Apple Valley Rd.	Duncan	SC	—	195,000	1,052	1,052
	4/30/2027	Nashville, TN	200 Sam Griffin Rd.	Smyrna	TN	—	1,505,000	6,560	6,580
		San Antonio, TX	16407 Applewhite Rd.	San Antonio	TX	—	849,275	2,994	3,015
	7/31/2027	Savannah, GA	335 Morgan Lakes Industrial Blvd.	Pooler	GA	—	499,500	2,080	2,109
	8/31/2027	Cincinnati/Dayton, OH	600 Gateway Blvd.	Monroe	OH	—	994,013	3,945	3,457
		Columbus, OH	200 Arrowhead Dr.	Hebron	OH	—	400,522	1,449	1,422
	9/30/2027	Memphis, TN	1550 Hwy 302	Byhalia	MS	—	615,600	2,439	2,518
	10/31/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	—	36,274	266	254
		Jackson, TN	201 James Lawrence Rd.	Jackson	TN	—	1,062,055	3,944	3,973
	12/31/2027	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	—	334,222	2,844	2,757
2028	1/31/2028	Atlanta, GA	490 Westridge Pkwy.	McDonough	GA	—	1,121,120	3,737	3,823

PROPERTY LEASES AND VACANCIES - 3/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 3/31/2023 ($000)	Annualized Cash Base Rent (“ABR”) as of 3/31/2023 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2028	3/31/2028	New York/New Jersey	29-01 Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	140,330	5,135	5,128
		Central Florida	3775 Fancy Farms Rd.	Plant City	FL	—	330,176	1,955	1,865
	5/31/2028	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	—	151,691	759	614
		Nashville, TN	6050 Dana Way	Antioch	TN	—	50,400	309	297
	8/31/2028	Houston, TX	4100 Malone Dr.	Pasadena	TX	—	233,190	1,359	1,298
		Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	—	63,840	309	308
	10/31/2028	Atlanta, GA	1625 Oakley Industrial Blvd.	Fairburn	GA	—	907,675	4,223	3,973
2029	1/31/2029	Indianapolis, IN	1285 W. State Road 32	Lebanon	IN	—	741,880	2,662	2,582
	4/30/2029	Greenville/Spartanburg, SC	230 Apple Valley Rd.	Duncan	SC	—	275,400	1,420	1,349
	6/30/2029	Memphis, TN	11624 S. Distribution Cv.	Olive Branch	MS	—	1,170,218	4,101	3,872
	7/31/2029	Memphis, TN	8500 Nail Rd.	Olive Branch	MS	—	716,080	2,751	2,750
	8/31/2029	Dallas/Ft. Worth, TX	8601 E. Sam Lee Ln.	Northlake	TX	—	1,214,526	4,278	4,129
	9/30/2029	Indianapolis, IN	1621 Veterans Memorial Pkwy. E.	Lafayette	IN	—	309,400	1,427	1,241
		Chicago, IL	6225 E. Minooka Rd.	Minooka	IL	—	1,034,200	2,931	2,835
	11/21/2029	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	—	194,796	983	931
	11/30/2029	Chicago, IL	1460 Cargo Court	Minooka	IL	—	705,661	2,857	2,767
	12/31/2029	Greenville/Spartanburg, SC	402 Apple Valley Rd.	Duncan	SC	—	235,600	1,263	1,185
		Chicago, IL	200 International Pkwy. S.	Minooka	IL	—	473,280	2,138	2,054
2030	1/31/2030	Dallas/Ft. Worth, TX	3201 N. Houston School Rd.	Lancaster	TX	—	468,300	1,669	1,588
	3/31/2030	Memphis, TN	549 Wingo Rd.	Byhalia	MS	—	855,878	4,388	4,454
	5/31/2030	St. Louis, MO	4015 Lakeview Corporate Dr.	Edwardsville	IL	—	1,017,780	3,460	2,979
	6/30/2030	Richmond, VA	2601 Bermuda Hundred Rd.	Chester	VA	3	1,034,470	3,851	4,010
		Cincinnati/Dayton, OH	700 Gateway Blvd.	Monroe	OH	—	1,299,492	5,515	5,282
		Dallas/Ft. Worth, TX	1704 S. I-45	Hutchins	TX	—	120,960	617	588

PROPERTY LEASES AND VACANCIES - 3/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 3/31/2023 ($000)	Annualized Cash Base Rent (“ABR”) as of 3/31/2023 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2030	8/31/2030	Central Florida	3400 NW 35th St.	Ocala	FL	—	617,055	3,014	2,857
	9/30/2030	Phoenix, AZ	255 143rd Ave.	Goodyear	AZ	—	801,424	4,193	4,017
	10/31/2030	Atlanta, GA	493 Westridge Pkwy.	McDonough	GA	—	676,000	3,819	2,125
2031	2/28/2031	Greenville/Spartanburg, SC	1021 Tyger Lake Rd.	Spartanburg	SC	—	213,200	1,043	1,007
	3/31/2031	Cleveland, TN	1520 Lauderdale Memorial Hwy.	Cleveland	TN	—	851,370	3,626	2,758
		Indianapolis, IN	19 Bob Glidden Blvd.	Whiteland	IN	—	530,400	2,190	2,042
	5/31/2031	DC/Baltimore, MD	291 Park Center Dr.	Winchester	VA	—	344,700	1,726	1,625
	6/30/2031	Nashville, TN	6050 Dana Way	Antioch	TN	—	352,275	1,543	1,435
	7/31/2031	Atlanta, GA	51 Busch Dr.	Cartersville	GA	—	328,000	1,646	1,515
	9/30/2031	Atlanta, GA	41 Busch Dr.	Cartersville	GA	—	276,705	1,590	1,494
	11/30/2031	Indianapolis, IN	3751 S. CR 500 E.	Whitestown	IN	—	1,016,244	3,897	3,628
	12/18/2031	DC/Baltimore, MD	80 Tyson Dr.	Winchester	VA	—	400,400	2,368	2,287
	12/31/2031	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	—	161,982	1,274	1,166
		Cincinnati/Dayton, OH	200 Richard Knock Way	Walton	KY	—	232,500	1,271	1,160
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	—	352,655	1,908	1,757
2032	2/28/2032	Cincinnati/Dayton, OH	675 Gateway Blvd.	Monroe	OH	—	143,664	938	897
	4/30/2032	Houston, TX	13930 Pike Rd.	Missouri City	TX	—	—	2,123	2,131
		Cincinnati/Dayton, OH	300 Richard Knock Way	Walton	KY	—	544,320	2,411	2,204
2033	3/31/2033	Phoenix, AZ	3405 S. McQueen Rd.	Chandler	AZ	—	201,784	4,498	4,167
	8/31/2033	Phoenix, AZ	3595 N Cotton Ln.	Goodyear	AZ	4	392,278	3,264	2,871
2034	1/31/2034	Columbus, OH	191 Arrowhead Dr.	Hebron	OH	—	250,410	1,057	798
	10/31/2034	Champaign-Urbana, IL	1001 Innovation Rd.	Rantoul	IL	—	813,126	4,196	4,072
	12/31/2034	Greenville/Spartanburg, SC	21 Inland Pkwy.	Greer	SC	—	1,318,680	5,544	5,315
2035	4/30/2035	Greenville/Spartanburg, SC	8201 Reidville Rd.	Greer	SC	5	797,936	4,322	3,710

PROPERTY LEASES AND VACANCIES - 3/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 3/31/2023 ($000)	Annualized Cash Base Rent (“ABR”) as of 3/31/2023 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2035	6/30/2035	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	—	298,653	1,361	1,173
2036	5/31/2036	Central Florida	5275 Drane Field Rd.	Lakeland	FL	—	117,440	787	692
		Charlotte, NC	671 Washburn Switch Rd.	Shelby	NC	—	673,425	2,786	2,661
	11/30/2036	Phoenix, AZ	17510 W. Thomas Rd.	Goodyear	AZ	—	468,182	4,304	3,880
2037	3/31/2037	Dallas/Ft. Worth, TX	4005 E. I-30	Grand Prairie	TX	—	215,000	1,872	1,698
	5/31/2037	Phoenix, AZ	8989 W Buckeye Rd.	Phoenix	AZ	—	268,872	2,368	2,000
2038	3/31/2038	Houston, TX	13901/14035 Industrial Rd.	Houston	TX	—	132,449	6,773	6,318
N/A	Vacancy	Central Florida	3775 Fancy Farms Rd.	Plant City	FL	—	180,308	—	—
		Nashville, TN	6050 Dana Way	Antioch	TN	—	75,815	—	—
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - SINGLE TENANT						52,535,995	$253,231	$242,859

MULTI-TENANT / VACANCY (6)
N/A	Various	Greenville/Spartanburg, SC	7820 Reidville Rd	Greer	SC	7 (100%)	210,820	1,292	1,232
	MULTI-TENANT/VACANCY WAREHOUSE/DISTRIBUTION TOTAL						210,820	$1,292	$1,232

INDUSTRIAL DEVELOPMENT LEASED LAND
2042	11/5/2042	Phoenix, AZ	501-42-015 B (Parcel Number)	Phoenix	AZ	8	—	7,351	5,228
	INDUSTRIAL DEVELOPMENT LEASED LAND TOTAL						—	$ 7,351	$5,228

INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.5% Leased (9)	52,746,815	$261,874	$249,319

PROPERTY LEASES AND VACANCIES - 3/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Property Type	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 3/31/2023 ($000)	Annualized Cash Base Rent (“ABR”) as of 3/31/2023 ($000)
OTHER PROPERTIES
SINGLE TENANT
2023	9/30/2023	Philadelphia, PA	1701 Market St.	Philadelphia	PA	10	Office	1,220	37	37
	12/14/2023	South Bay/San Jose, CA	3333 Coyote Hill Rd.	Palo Alto	CA	—	Office	202,000	6,642	7,070
2024	1/31/2024	Philadelphia, PA	1701 Market St.	Philadelphia	PA	10	Office	289,432	4,280	4,197
	5/31/2024	Charlotte, NC	3476 Stateview Blvd.	Fort Mill	SC	—	Office	169,083	2,014	2,114
		Charlotte, NC	3480 Stateview Blvd.	Fort Mill	SC	—	Office	169,218	2,088	2,115
2025	5/31/2025	Philadelphia, PA	1701 Market St.	Philadelphia	PA	10	Office	2,641	283	283
	12/19/2025	Owensboro, KY	1901 Ragu Dr.	Owensboro	KY	11	Heavy Manufacturing	443,380	1,882	1,933
2027	1/31/2027	Philadelphia, PA	1701 Market St.	Philadelphia	PA	10	Office	1,975	158	123
2031	11/30/2031	New York/New Jersey	4 Apollo Dr.	Whippany	NJ	10	Office	123,734	2,041	1,833
2048	12/31/2048	DC/Baltimore, MD	30 Light St.	Baltimore	MD	—	Other	—	311	311
N/A	Vacancy	Philadelphia, PA	1701 Market St.	Philadelphia	PA	10	Office	8,769	—	—
	N/A	Philadelphia, PA	1701 Market St.	Philadelphia	PA	10	Office	—	1,579	1,579
	SINGLE TENANT OTHER TOTAL							1,411,452	$21,315	$21,595

TOTAL OTHER/WEIGHTED AVERAGE							99.4% Leased	1,411,452	$21,315	$21,595

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE							99.5% Leased (9)	54,158,267	$283,189	$270,914

PROPERTY LEASES AND VACANCIES - 3/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 3/31/2023 ($000)	Annualized Cash Base Rent (“ABR”) as of 3/31/2023 ($000)	3/31/2023 Debt Balance ($000)	Debt Maturity
NON-CONSOLIDATED PROPERTIES
NNN MFG COLD JV PROPERTIES
2024	4/30/2024	Portland/South Portland, ME	113 Wells St.	North Berwick	ME	13	993,685	20%	1,672	1,627	381,000	01/2024
	5/31/2024	Bingen, WA	901 East Bingen Point Way	Bingen	WA	13	124,539	20%	1,703	2,748	—	—
2025	6/30/2025	Nashville, TN	301 Bill Bryan Blvd.	Hopkinsville	KY	13	424,904	20%	1,698	1,687	—	—
		Elizabethtown-Fort Knox, KY	730 North Black Branch Rd.	Elizabethtown	KY	13	167,770	20%	709	537	—	—
		Elizabethtown-Fort Knox, KY	750 North Black Branch Rd.	Elizabethtown	KY	13	539,592	20%	2,630	2,838	—	—
		Owensboro, KY	4010 Airpark Dr.	Owensboro	KY	13	211,598	20%	990	1,208	—	—
	7/14/2025	Charlotte, NC	590 Ecology Ln.	Chester	SC	13	420,597	20%	2,190	2,532	—	—
2026	11/30/2026	Lumberton, NC	2880 Kenny Biggs Rd.	Lumberton	NC	13	423,280	20%	1,714	1,670	—	—
2027	8/31/2027	Greenville/Spartanburg, SC	50 Tyger River Dr.	Duncan	SC	13	221,833	20%	1,062	1,103	—	—
	12/31/2027	Cincinnati/Dayton, OH	10590 Hamilton Ave.	Cincinnati	OH	13	264,598	20%	861	845	—	—
2028	9/30/2028	West Michigan	904 Industrial Rd.	Marshall	MI	13	246,508	20%	835	800	—	—
	12/31/2028	Nashville, TN	120 Southeast Pkwy. Dr.	Franklin	TN	13	289,330	20%	833	735	—	—
2029	11/24/2029	Anniston-Oxford, AL	318 Pappy Dunn Blvd.	Anniston	AL	13	276,782	20%	1,842	1,771	—	—
2030	10/31/2030	Detroit, MI	43955 Plymouth Oaks Blvd.	Plymouth	MI	13	311,612	20%	1,872	1,633	—	—
2031	6/30/2031	Cincinnati/Dayton, OH	10000 Business Blvd.	Dry Ridge	KY	13	336,350	20%	1,607	1,459	—	—
	10/31/2031	Chicago, IL	1020 W. Airport Rd.	Romeoville	IL	13	188,166	20%	3,964	3,775	—	—
2032	10/31/2032	Detroit, MI	26700 Bunert Rd.	Warren	MI	12	260,243	20%	4,194	3,740	25,850	11/2032
2033	9/30/2033	Crossville, TN	900 Industrial Blvd.	Crossville	TN	13	222,200	20%	704	613	—	—
2034	9/30/2034	Las Vegas, NV	5670 Nicco Way	North Las Vegas	NV	13	180,235	20%	2,825	2,507	—	—
2035	3/31/2035	Houston, TX	13863 Industrial Rd.	Houston	TX	13	187,800	20%	2,604	2,302	—	—
		Houston, TX	7007 F.M. 362 Rd.	Brookshire	TX	13	262,095	20%	2,041	1,806
2042	5/31/2042	Columbus, GA	4801 North Park Dr.	Opelika	AL	13	165,493	20%	3,465	2,766	—	—

NNN MFG COLD JV TOTAL/WEIGHTED AVERAGE						100% Leased	6,719,210		$42,015	$40,702	$406,850

PROPERTY LEASES AND VACANCIES - 3/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 3/31/2023 ($000)	Annualized Cash Base Rent (“ABR”) as of 3/31/2023 ($000)	3/31/2023 Debt Balance ($000)	Debt Maturity
NON-CONSOLIDATED PROPERTIES
NNN OFFICE JV PROPERTIES
2025	6/30/2025	Atlanta, GA	2500 Patrick Henry Pkwy.	McDonough	GA	14	111,911	20%	1,628	1,525	75,960	09/2023
	12/31/2025	Dallas/Ft. Worth, TX	4001 International Pkwy.	Carrollton	TX	14	138,443	20%	2,534	2,619	—	—
2026	3/31/2026	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	14	97,000	20%	1,345	1,285	—	—
2027	6/30/2027	Kansas City, MO	3902 Gene Field Rd.	St. Joseph	MO	14	98,849	20%	2,116	2,110	—	—
	7/6/2027	Columbus, OH	2221 Schrock Rd.	Columbus	OH	14	42,290	20%	684	683	—	—
	8/7/2027	Philadelphia, PA	25 Lakeview Dr.	Jessup	PA	14	150,000	20%	2,330	2,326	—	—
2025	3/14/2025	Dallas/Ft. Worth, TX	601 & 701 Experian Pkwy.	Allen	TX	14	292,700	20%	3,686	3,512	—	—
2032	4/30/2032	Charlotte, NC	1210 AvidXchange Ln.	Charlotte	NC	15	201,450	20%	6,025	5,699	46,900	12/2023 01/2033
2033	5/31/2033	Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	14	60,736	20%	1,302	1,084	—	—
N/A	Vacancy	Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	14	200,569	20%	—		—	—

NNN OFFICE JV TOTAL/WEIGHTED AVERAGE						85.6% Leased	1,393,948		$21,650	$20,843	$122,860

NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						97.5% Leased	8,113,158		$63,665	$61,545	$529,710

Footnotes
1	Based on CoStar.com inventory data.
2	Square footage leased or available.
3	Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet).
4	LXP has a 93% interest in this property.
5	LXP has a 90% interest in this property.
6	Multi-tenant properties are properties less than 50% leased to a single tenant.
7	Represents percent leased.
8	Industrial development land ground lease. LXP has a 95.5% interest in this property.
9	Percent leased is for Stabilized Portfolio.
10	Property held for sale at 3/31/2023.
11	LXP has a 71.1% interest in this property.
12	Interest rate is fixed at 5.38%.
13	All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 245 bps. One month Term SOFR is capped at 3.0% through maturity.
14	All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 230 bps. One month Term SOFR is capped at 6.0% through maturity.
15	Interest rate is fixed and ranges from 5.0% to 5.3%.

MORTGAGES AND NOTES PAYABLE 3/31/2023

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (b)	Balloon Payment ($000)
INDUSTRIAL (f)
Long Island City, NY		$24,041	3.500%	03/2028	$5,245	$—
Goodyear, AZ		40,752	4.290%	08/2031	2,484	33,399
Industrial Subtotal/Wtd. Avg./Years Remaining (c)		$64,793	3.997%	7.1	$7,729	$33,399

OFFICE (f)
Palo Alto, CA		$5,473	3.970%	12/2023	$5,569	$—
Office Subtotal/Wtd. Avg./Years Remaining (c)		$5,473	3.970%	0.7	$5,569	$—

Subtotal/Wtd. Avg./Years Remaining (c)		$70,266	3.995%	6.6	$13,298	$33,399

CORPORATE (e)
Senior Notes		$198,932	4.400%	06/2024	$8,753	$198,932
Term Loan	(h)	300,000	2.722%	01/2025	8,279	300,000
Revolving Credit Facility	(g)	—	—	07/2026	—	—
Senior Notes		400,000	2.700%	09/2030	10,800	400,000
Senior Notes		400,000	2.375%	10/2031	9,500	400,000
Trust Preferred Notes	(i)	129,120	6.502%	04/2037	8,512	129,120
Subtotal/Wtd. Avg./Years Remaining (c)		$1,428,052	3.194%	6.3	$45,844	$1,428,052

Total/Wtd. Avg./Years Remaining (c)	(d)	$1,498,318	3.232%	6.3	$59,142	$1,461,451

MORTGAGES AND NOTES PAYABLE (CONTINUED) 3/31/2023 ($000)

	GAAP Balance	Deferred Loan Costs, net	Discounts	Gross Balance

Mortgages and notes payable (f)	$69,288	$978	$—	$70,266
Term loans payable (e)	299,084	916	—	300,000
Senior notes payable(e)	989,636	6,174	3,122	998,932
Trust preferred securities (e)	127,719	1,401	—	129,120
Consolidated debt	$1,485,727	$9,469	$3,122	$1,498,318

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(c)	Total shown may differ from detailed amounts due to rounding.
(d)	See reconciliations of non-GAAP measures in this document.
(e)	Unsecured.
(f)	Secured.
(g)	Rate ranges from Adjusted Daily Simple SOFR or Adjusted Term SOFR plus 0.725% to 1.40%. Availability of $600 million, subject to covenant compliance. Maturity date can be extended to July 2027, subject to certain conditions.
(h)	Rate ranges from Adjusted Term SOFR plus 0.85% to 1.65%. The Adjusted Term SOFR portion of the interest rate was swapped to obtain a current fixed rate of 2.722%.
(i)	Rate is three month LIBOR plus 170 bps.

DEBT MATURITY SCHEDULE 3/31/2023 ($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2023 - remaining	$9,379	$—	$—
2024	5,373	—	198,932
2025	5,570	—	300,000
2026	5,773	—	—
2027	5,984	—	—
	$32,079	$—	$498,932

Footnotes

(1)	Percentage denotes weighted-average interest rate.

DEBT COVENANTS (1)

CORPORATE LEVEL DEBT
	MUST BE:	3/31/2023
Bank Loans:

Maximum Leverage	< 60%	35.1%
Fixed Charge Coverage	> 1.5x	3.1x
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 40%	3.9%
Unsecured Debt Service Coverage	> 2.0x	4.6x
Unencumbered Leverage	< 60%	36.0%

Bonds:

Debt to Total Assets	< 60%	31.2%
Secured Debt to Total Assets	< 40%	1.5%
Debt Service Coverage	> 1.5x	5.1x
Unencumbered Assets to Unsecured Debt	> 150%	322.2%

Footnotes

(1)	The above is a summary of the key financial covenants for LXP’s credit facility and term loan and senior notes, as of March 31, 2023 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date and applicable. These calculations are presented to show LXP’s compliance with such covenants only and are not measures of LXP’s liquidity or performance.

COMPONENTS OF NET ASSET VALUE 3/31/2023 ($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties three-month net operating income (NOI) (1)
Industrial	$59,195
Other	3,327
Total Net Operating Income	$62,522

LXP’s share of non-consolidated three-month NOI (1)
NNN OFFICE JV
Office	$1,175
NNN MFG Cold JV
Industrial	$2,018

Other income
Advisory fees	$1,208

Three months ended
NOI for NAV Reconciliation:	3/31/2023
NOI as reported	$64,662
Adjustments to NOI:
Disposed of properties	(555)
Leases with free rent period	1,134
Leases not commenced	316
Held for sale assets	(1,917)
Assets acquired/completed in 2023	(12)
Investment in a sales-type lease	(1,307)
Assets less than 70% leased / Other	201
NOI for NAV	$62,522
In service assets not fairly valued by capitalized NOI method (1)
Consolidated assets acquired/completed (our share) in 2023	$34,400
Consolidated assets less than 70% leased	$46,632

Add other assets:
Assets held for sale - consolidated	$44,286
Investment in a sales-type lease(2)	59,069
Construction in progress	7,234
Developable land - non-consolidated(3)	16,414
Developable land - consolidated(3)	80,095
Development investment(3)	309,025
Cash and cash equivalents	42,923
Restricted cash	120
Accounts receivable	4,141
Other assets	26,353
Total other assets	$589,660

Liabilities:
Corporate level debt (face amount)	$1,428,052
Mortgages and notes payable (face amount)	70,266
Dividends payable	38,164
Liabilities held for sale - consolidated	1,889
Accounts payable, accrued expenses and other liabilities	83,595
Preferred stock, at liquidation value	96,770
LXP’s share of non-consolidated mortgages (face amount)	105,942
Total deductions	$1,824,678

Common shares & OP units at 3/31/2023	293,386,776

Footnotes

(1)	NOI for the existing property portfolio at March 31, 2023, includes one quarters of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method and assets held for sale). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed into service and assets acquired in 2023. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, LXP’s net book value has been used.
(2)	Our share at carrying value excluding allowance for credit loss.
(3)	At cost incurred.

NON-GAAP MEASURES DEFINITIONS

LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures.

LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP’s financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, non-cash sales-type lease adjustments, impairment charges, debt satisfaction gains (losses), net, non-cash charges, net, straight-line adjustments, change in credit loss revenue, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Annualized Cash Base Rent (“ABR”): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed prior to the end of the quarter but have not commenced, the first Cash Base Rent payment is multiplied by 12. LXP believes ABR provides a meaningful indication of an investment’s ability to fund cash needs.

Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed prior to the end of the quarter but have not commenced, the first Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio.

Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio.

Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements, non-cash sales-type lease income and lease termination income, and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs.

NON-GAAP MEASURES DEFINITIONS

Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash income related to sales-type leases, (6) non-cash interest, (7) non-cash charges, net, (8) capitalized interest and internal costs, (9) cash paid for second generation tenant improvements, and (10) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

First Generation Costs: Represents cash spend for tenant improvements and leasing costs for in-service development projects and expenditures contemplated at acquisition for recently acquired properties. Because all companies do not calculate First Generation Costs the same way, LXP’s presentation may not be comparable to similarly titled measures of other companies.

Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

LXP presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder’s option, into LXP’s common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of LXP’s real estate portfolio. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of LXP’s operating performance or as an alternative to cash flow as a measure of liquidity.

NON-GAAP MEASURES DEFINITIONS

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP’s historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments, non-cash income related to sales-type leases, and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP’s NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP’s Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP’s operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP’s financial performance since it does not reflect the operations of LXP’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP’s results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same-Store NOI.

Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second generation building improvements represent an investment in existing stabilized properties.

Stabilized Portfolio: All real estate properties other than acquired or developed properties that have not achieved 90% occupancy within one-year of acquisition or substantial completion. Non-stabilized, substantially completed development projects are classified within investments in real estate under construction.

SELECT CREDIT METRICS DEFINITIONS ($000)

Adjusted Company FFO Payout:	Three months ended March 31, 2023
Common share dividends per share	$0.125
Adjusted Company FFO per diluted share	0.17
Adjusted Company FFO payout ratio	73.6%

Unencumbered Assets:
Real estate, at cost	$4,495,499
Held for sale real estate and intangible assets, at cost	56,431
Investment in a sales-type lease(1)	61,852
less encumbered real estate, at cost	(144,387)
Unencumbered assets	$4,469,395

Unencumbered NOI:
NOI	$64,662
Disposed of properties NOI	(555)
Adjusted NOI	64,107
less encumbered adjusted NOI	(3,983)
Unencumbered adjusted NOI	$60,124

Unencumbered NOI %	93.8%

Net Debt / Adjusted EBITDA:
Adjusted EBITDA	$243,570

Consolidated debt	$1,485,727
less consolidated cash and cash equivalents	(42,923)
Non-consolidated debt, net	103,767
Net debt	$1,546,571

Net debt / Adjusted EBITDA	6.3	x

(Net Debt + Preferred) / Adjusted EBITDA:
Adjusted EBITDA	$243,570

Net debt	$1,546,571
Preferred shares liquidation preference	96,770
Net debt + preferred	$1,643,341

(Net Debt + Preferred) / Adjusted EBITDA	6.7	x
(Debt + Preferred) / Gross Assets:	Three months ended March 31, 2023
Consolidated debt	$1,485,727
Preferred shares liquidation preference	96,770
Debt and preferred	$1,582,497

Total assets	$4,005,081
Plus depreciation and amortization:
Real estate	845,338
Deferred lease costs	10,870
Held for sale assets	15,546

Gross assets	$4,876,835

(Debt + Preferred) / Gross Assets	32.4%

Debt / Gross Assets:
Consolidated debt	$1,485,727

Gross assets	$4,876,835

Debt / Gross assets	30.5%

Secured Debt / Gross Assets:
Total Secure Debt	$69,288

Gross assets	$4,876,835

Secured Debt / Gross Assets	1.4%

Unsecured Debt / Unencumbered Assets:
Consolidated debt	$1,485,727
less mortgages and notes payable	(69,288)
Unsecured Debt	$1,416,439

Unencumbered assets	$4,469,395

Unsecured Debt / Unencumbered Assets	31.7%

For the 12/31/2022, 12/31/2021 and 12/31/2020 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information.

(1)	At carrying value excluding allowance for credit loss.

APPENDIX - OTHER PORTFOLIO 3/31/2023

Additional Information
# of Properties	7
Square Feet	1,411,452
% Investment Grade (1)	28.5%
% of ABR(2)	8.0%
% Leased	99.4%
Weighted-Average Age (Years)(3)	31.3
Weighted-Average ABR per SF(4)	$14.05
Weighted-Average Lease Term (Years)(5)	2.2
% with Fixed Escalation(6)	69.4%
Average Annual Rent Escalation(6)	2.2%
Mortgage Debt ($000)	$5,473

LEASE ROLLOVER SCHEDULE
Year	Number of Leases Expiring	ABR as of 3/31/2023 ($000)	Percent of ABR as of 3/31/2023	Percent of ABR as of 3/31/2022
2023 - remaining	2	$7,107	35.5%	29.5%
2024	3	8,426	42.1%	36.8%
2025	2	2,216	11.1%	11.4%
2026	0	—	0.0%	1.1%
2027	1	123	0.6%	2.8%
2028	0	—	0.0%	9.6%
2029	0	—	0.0%	0.0%
2030	0	—	0.0%	0.0%
2031	1	1,833	9.2%	7.3%
2032	0	—	0.0%	0.0%
Thereafter	1	311	1.6%	1.3%

Total (7)	10	$20,016	100.0%

Footnotes

(1)	Percent of ABR. Credit ratings based upon either tenant, guarantor or parent/ultimate parent.
(2)	Based on ABR for consolidated properties owned.
(3)	Weighting based on square footage, excluding land parcels.
(4)	Excludes land assets and all vacant square footage.
(5)	Weighting based on ABR.
(6)	Based on ABR for single-tenant leases owned (properties 50% leased to a single tenant). Average Annual Rent Escalation based on next rent step percentages.
(7)	Total shown may differ from detailed amounts due to rounding.

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 43006	150 Royall Street, Suite 101
Providence, RI 02940	Canton, MA 02021

(800) 850-3948

www-us.computershare.com/investor

Investor Relations

Heather Gentry

Senior Vice President, Investor Relations

Telephone (direct)	(212) 692-7219
E-mail	hgentry@lxp.com

Research Coverage

Bank of America	Evercore Partners
Camille Bonnel	(416) 369-2140	Steve Sakwa	(212) 446-9462
		Jim Kammert	(312) 705-4233

Green Street Advisors	Jefferies & Company, Inc.
Vince Tibone	(949) 640-8780	Jon Petersen	(212) 284-1705

JMP Securities	J.P. Morgan Chase
Mitch Germain	(212) 906-3537	Anthony Paolone	(212) 622-6682

KeyBanc Capital Markets Inc.	Ladenburg Thalmann & Co., Inc.
Todd Thomas	(917) 368-2286	John Massocca	(212) 409-2543

LXP INDUSTRIAL TRUST ■ ONE PENN PLAZA ■ SUITE 4015 ■ NEW YORK, NY 10119 ■ WWW.LXP.COM